CONSOLIDATED STATEMENTS OF CASH FLOWS - Supplemental disclosure - CAD ($)	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
Cash comprised of
Cash	$ 135,203	$ 403,093	$ 412,676
Restricted cash	0	234,081	0
Supplemental Cash Flow Information
Cash Held for flow-through expenditures	0	50,654	396,594
Cash Included in Accounts Payable and Accrued Liabilities Related to Prepaid Expenses	0	20,398	0
Cash Included in accounts payable and accrued liabilities is related to flow-through expenditures	$ 0	$ 0	$ 40,413